2nd Quarter 2026 Financial Results July 30th, 2026

2nd Quarter 2026 Financial Results Cautionary Note Regarding Forward-Looking Statements Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding the financial position, business strategy, and the plans and objectives of management for Hippo Holdings Inc. (together with its subsidiaries, “Hippo,” the “Company,” “we,” “us” and “our”) for future operations, statements regarding our strategic relationships, and statements regarding future expansion of our program are forward- looking statements. These statements are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements generally are accompanied by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “future,” “intend,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “seem,” “should,” “strive,” “will,” “would,” including the negative expressions of these words and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this press release include, for example, statements about: our future results of operations and financial condition, including estimates and forecasts of financial and operating results and performance metrics, and our ability to attain and maintain profitability; our business strategy, including our cost reduction efforts, our diversified distribution strategy, and our plans to expand into new markets and new products; our ability to grow our business and, if such growth occurs, to effectively manage such growth, including the growth and development of our builder network and other distribution channels; customer satisfaction and our ability to attract, retain, and expand our customer base; our ability to maintain and enhance our brand and reputation, including the quality of our products and services; our expectations about our book of business, including our ability to cross-sell and to attain greater value from each customer; the effects of seasonal and cyclical trends on our results of operations; our ability to compete effectively in the segments of the insurance industry in which we operate; our ability to underwrite risks accurately and charge competitive yet profitable rates to our customers, and the sufficiency of the analytical models we use to assess and predict exposure to catastrophe losses; our expectations regarding the effectiveness and adequacy of our reinsurance program, our ability to maintain reinsurance contracts and our near- and long-term strategies and expectations with respect to the availability, adequacy, coverage, limits, pricing, and cession of insurance risk; our ability to utilize, develop, and protect our proprietary technology, digital platform, and intellectual property; our development, deployment, and use of artificial intelligence and machine learning technologies, including the risk that competitors or other third parties may incorporate such technologies into their products more quickly or more successfully than we do; our ability to leverage our data, technology, and geographic diversity to help manage risk; our ability to expand our product offerings or improve existing ones; our ability to attract and retain personnel, including our officers and key employees; potential harm caused by outages or interruptions in, or delays to, services provided by our third-party providers, including our data vendors; potential harm caused by misappropriation of our data and compromises in cybersecurity, and our ability to receive, process, store, use, and share data in compliance with laws and regulations related to data privacy and data security; potential harm caused by changes in internet search engines’ methodologies; our denial of claims or our failure to accurately and timely pay claims; the effects of severe weather events and other natural or man-made catastrophes, including the effects of climate change, global pandemics, and terrorism; any overall decline in economic activity; regulators’ identification of errors in the policy forms we use, the rates we charge, and our customer communications, including cancellations, non-renewals, and reinstatements, through market conduct exams, complaints, or other inquiries; our ability to navigate extensive insurance industry regulations and the scrutiny of state insurance regulators, and the effects of existing or new legal or regulatory requirements on our business, including with respect to maintenance of risk-based capital and financial strength ratings, the insurance industry generally, and data privacy and cybersecurity, in the United States and internationally; our expected use of cash on our balance sheet, our future capital needs, and our ability to raise additional capital; fluctuations in our results of operations and operating metrics; and our public securities’ liquidity and trading. These statements are based on the current expectations of Hippo’s management and are not predictions of actual performance. You should not rely upon forward-looking statements as predictions of future events. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, and many actual events and circumstances are beyond the control of Hippo. Although we believe that we have a reasonable basis for each forward- looking statement contained in this press release, we cannot guarantee that the future results, levels of activity, performance, events, and circumstances reflected in the forward-looking statements will be achieved or occur at all. These forward-looking statements are subject to a number of risks, uncertainties, and other factors, including those described above and other risks set forth in the sections entitled “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and in other documents that may be filed by the Company from time to time with the Securities and Exchange Commission (the “SEC”). Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Hippo does not presently know or that Hippo currently believes are immaterial that could also cause actual results, events, or circumstances to differ materially from those described in the forward-looking statements. These forward-looking statements are based on information available as of the date of this press release and reflect Hippo’s expectations, plans, forecasts, and views of future events as of that date. Accordingly, forward-looking statements should not be relied upon as representing Hippo’s views as of any subsequent date, and Hippo does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws. While Hippo may elect to update these forward-looking statements at some point in the future, Hippo specifically disclaims any obligation to do so. Accordingly, undue reliance should not be placed upon the forward-looking statements. Rounding Certain monetary amounts, percentages, and other figures included in this presentation have been subject to rounding adjustments. The sum of individual metrics may not always equal total amounts indicated due to rounding. 2 Disclaimers

2nd Quarter 2026 Financial Results 3 Technology native, multi-line carrier platform Scalable and efficient capital structure Market Leader in the New Home Builder Channel Proven and Industry-Leading talent Admitted and E&S offerings in all 50 states AM Best Rated ‘A-’ (IX)(1) 2nd Quarter Highlights(3) (1) AM Best has assigned the Spinnaker group of companies a Financial Strength Rating (FSR) of A- (Excellent) and a Long-Term Issuer Credit Rating (Long-Term ICR) of "a-" (Excellent). (2) Non-GAAP financial measure; see "Reconciliation of Non-GAAP Metrics" in Appendix (3) Loss Ratio and Combined Ratio are net figures $482M $145M $815M $266M GWP Growth 61% vs 2Q25 Revenue Growth 23% vs 2Q25 GWP Growth 60% vs 1H25 Revenue Growth 17% vs 1H25 50.4% 95.8% 49.3% 97.5% Loss Ratio Combined Ratio Loss Ratio Combined Ratio $10.1M $21.0M $17.2M $38.2M Net Income Adjusted Net Income(2) Net Income Adjusted Net Income(2) 2026YTD Highlights(3) Hippo-at-a- glance

2nd Quarter 2026 Financial Results Renewal rate change exceeding loss cost trend Progressive & Westwood Growing Owned accounted for all $13M in NWP growth vs 2Q25 Homeowners Overview Gross Written Premium ($) in Millions 4 $87 $100 $101 $91 $87 $107 Owned (HHIP) Partners Q1’25 Q2’25 Q3’25 Q4’25 Q1'26 Q2'26 $— $25 $50 $75 $100 $125 (21%) +22% YoY Change

2nd Quarter 2026 Financial Results GWP +65% 2Q26 vs 2Q25 Reinsurance change added ~$21M of NWP this quarter Major Lines Include: BOP, Commercial Property Commercial Multi-Peril Overview 5 $51 $83 $66 $65 $96 $138 25% 31% 21% 22% 18% 37% CMP NWP Retention Q1’25 Q2’25 Q3’25 Q4’25 Q1'26 Q2'26 $— $30 $60 $90 $120 $150 —% 20% 40% 60% 80% 100% Gross Written Premium ($) in Millions FY26E Full year estimate

2nd Quarter 2026 Financial Results Existing Programs GWP Growth +79% 2Q26 vs 2Q25 Program with 20YR History Drives Retention Increase Largest line in Q2 at 37% of GWP compared to 22% Casualty Overview 6 $34 $65 $76 $88 $101 $180 3% 2% 5% 3% 13% 20% New Programs Existing Programs NWP Retention Q1’25 Q2’25 Q3’25 Q4’25 Q1'26 Q2'26 $— $40 $80 $120 $160 $200 —% 25% 50% 75% 100% Gross Written Premium ($) in Millions FY26E Full year estimate

2nd Quarter 2026 Financial Results 7 27 Programs added since 2024 with most from existing partners; staying very selective (reviewed +200 opportunities over that horizon) Technology is accelerating MGA time to market from months to weeks Licensed in all 50 states across E&S/admitted across (3) carriers Providing multiple capacity sources – captive reinsurance, whole account quota share, carrier retention, group CAT Total Programs 26 33 44 45 46 52 Existing Programs New Programs Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 0 10 20 30 40 50 60 Program Carrier of Choice

2nd Quarter 2026 Financial Results Improving Core Underwriting Homeowners >200 rate filings & 100% Rate Increase Since 2022 Deductibles Changes and Roof Payment Schedules Launched Gross Underwriting Discipline Improves Net Retention Quality 8 61.5% 62.6% 52.9% 54.5% 48.3% 46.4% 48.5% 45.9% 46.3% 45.8% Q1’24 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 Q3’25 Q4’25 Q1'26 Q2'26 —% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% Accident Year x CAT Net Loss Ratio

# Evolution in Reinsurance Structure

hippo

## What's improving

- Consolidated catastrophe reinsurance into a single corporate-level group structure protecting the full enterprise — supporting Hippo's strategy of managing risk as a diversified portfolio across lines of business
- Group CAT delivers its largest efficiency gains across the 20- to 100-year return periods — the range most relevant to day-to-day earnings volatility
- Represents a 15–20% reduction in risk adjusted rate on line
- First whole account quota share covering both property and casualty programs, increasing future growth optionality

## PML improvement by return period

% reduction vs. prior programmatic structure (higher = more improvement)



31%
34%
36%
31%
20-Yr
30-Yr
50-Yr
100-Yr

Percentages reflect Group CAT vs. prior Programmatic + Corp structure at each return period; figures rounded.

**Reduced Volatility, Increased Economics, and Support Growth from New Reinsurance Structure**

2nd Quarter 2026 Financial Results

9

2nd Quarter 2026 Financial Results Operating Leverage Drives Expense Ratio Net Expense Ratio 10 Core Engineering AI Productivity Improvement AI Customer Support Footprint Rationalization Vendor Consolidation Data Routing Optimization (in m illions) 71% 72% 55% 49% 53% 53% 52% 53% 51% 45% Fixed Expense(1) Variable Expense(2) Gross Earned Premium Q1’24 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 Q3’25 Q4’25 Q1'26 Q2'26 $150 $200 $250 $300 $350 $400 (1) Fixed - G&A+S&M+T&D (2) Variable - IRE minus commission income and Service and Fee income

2nd Quarter 2026 Financial Results AI Productivity Boost in Core Engineering Core Engineering Spend 11 Increasing Tech Delivery Velocity Westwood Integration Progressive Launch AI deployed across Claims, Customer Support, Tech and Underwriting Doubled Partners on carrier platform to 52 (E ng in ee rin g sp en d in m ill io ns ) (G W P in m illions) $6.9 $6.4 Core Engineering Spend Gross Written Premium Q1’24 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 Q3’25 Q4’25 Q1'26 Q2'26 $— $2.5 $5.0 $7.5 $10.0 $12.5 $15.0 $100 $200 $300 $400 $500 +50% GWP LTM

# We guided to double GWP by 2028

hippo

**Key Drivers:**

1. Organic growth at slightly lower pace than achieved historically
2. Adding programs in similar pace to last few years, aiming to diversify the lines of business
3. Growing organically with existing partners, bolstered by strategic partnerships
4. Focusing Hippo MGA growth outside New Homes in diversified states where fewer new homes are built

**Gross Written Premium**
**$ Million**


22%
25-28E
CAGR
$1.1B
>$2B

| 2025E | 1 | 2 | 3 | 4 | 2028E(1) |
|---|---|---|---|---|---|
| Gross Written Premium | Organic Growth from Existing non-Hippo programs | New non-Hippo programs | Scale-up of New Homes channel within Hippo MGA | Hippo MGA outside New Homes | Gross Written Premium |

**Three-year growth assumptions are in-line with how the business is currently operating.**

(1) The 2028 guidance is based on current expectations. These statement are forward-looking and actual results could differ materially depending on the market conditions and factors set forth under "Forward-looking Statements Safe Harbor" on Slide 2.

2nd Quarter 2026 Financial Results

12

2nd Quarter 2026 Financial Results 1 2 3 4 13 32% 25-28E CAGR 2025 2028E(1) Gross Written Premium Organic Growth from Existing non- Hippo programs New non-Hippo programs Scale-up of New Homes channel within Hippo MGA Hippo MGA outside New Homes Gross Written Premium >$2.5B $1.1B 1 2 3 4 (1) The 2028 guidance is based on current expectations. These statement are forward-looking and actual results could differ materially depending on the market conditions and factors set forth under "Forward-looking Statements Safe Harbor" on Slide 2. Key Drivers: Significant Organic Growth Across Businesses Added 14 new programs Integrated with Westwood with access to over 50 builders Launched Partnership with Progressive Now more than doubling by 2028 Gross Written Premium $ Million New 2028 Target of +$2.5 Billion is a 32% CAGR vs 22% CAGR

2nd Quarter 2026 Financial Results 2028 growth targets(1) >$2B GWP >$125M Adj. net income A technology-native insurance platform driving growth across owned and partner MGAs. Diversified carrier platform $1.1B 2025 GWP Homeowners Renters CMP Other New lines Casualty Disciplined approach to portfolio optimization and risk management 60-65% Long-term loss ratio targets $2.5B $140M Differentiated Distribution Tech- Forward Thinking Accelerating our Vision 14(1) The 2028 guidance is based on current expectations. These statement are forward-looking and actual results could differ materially depending on the market conditions and factors set forth under "Forward-looking Statements Safe Harbor" on Slide 2.

2nd Quarter 2026 Financial Results 15 $298.6 $482.2 Casualty Commercial Multi- Peril Renters Homeowners Other Performance drivers: growing & diversifying Q2'25 GWP Q2'26 GWP $106.9 $183.2 Q2'25 NWP Q2'26 NWP 2Q2026 Driving Factors: GWP: CMP and Casualty NWP: Homeowners, CMP, and Casualty Continue to Diversify Outside of Homeowners 2Q26 vs 2Q25 Premium Mix $ Million

2nd Quarter 2026 Financial Results 16 Improving Consolidated Net Underwriting CAT Losses Attritional Losses Expense Ratio Combined Ratio Q2'26 vs Q2'25 Improved by 4 points 100.1% 95.8% 53.1% 45.4% 46.4% 45.8% 8.0% 6.7% (7.4)% (2.1)% g CAT Loss Ratio g Net Accident Year Loss Ratio g Expense Ratio g Prior Year Development Ratio Q2'25 Q2'26 Combined Ratio 1H26 vs 1H25 Improved by 31 points 128.7% 97.5% 53.2% 48.2% 46.8% 45.9% 34.2% 5.7% (5.5)% (2.3)% 1H2025 1H2026 2Q2026 Driving Factors:

2nd Quarter 2026 Financial Results 17 Profitability Performance Net Income(1) $ Million Adjusted Net Income(1,2) $ Million Annualized Adjusted Return on Equity(1,2) % of total 21% 18% $17 $21 Q2'25 Q2'26 Q2'25 Q2'26Q2'25 Q2'26 $1 $10 (1) Attributable to Hippo (2) Non-GAAP financial measure; see "Reconciliation of Non-GAAP Metrics" in Appendix $(46) $17 $(18) $38 1H2025 1H2026 (10%) 17% 1H2025 1H20261H2025 1H2026

2nd Quarter 2026 Financial Results $466M stockholders equity Book Value Per Share Up 4% from year-end 2025 Growing Book Value Per Share BVPS ($) Q4’24 BVPS Q4’25 BVPS Q1’26 BVPS Q2'26 BVPS $16.97 $17.65 $14.56 18 $17.23

2nd Quarter 2026 Financial Results 19 Metric Prior 2026 Guidance(1) 2026 Guidance(1) Update Gross Written Premium $1.45 - $1.525B $1.65 – $1.7B Net Written Premium $520 - $550M $565 – $580M Revenue $560 - $570M $580 - $585M Combined Ratio 103%-105% 99% – 101% Adjusted Net Income(2) $48 - $56M $62 – $70M CAT Loss Ratio 13% 10% Stock-based comp + D&A $42M $42M (1) The 2026 guidance is based on current expectations. These statement are forward-looking and actual results could differ materially depending on the market conditions and factors set forth under "Forward-looking Statements Safe Harbor" on Slide 2. (2) Non-GAAP financial measure; see "Reconciliation of Non-GAAP Metrics" in Appendix, please reference slide 22 for related to forward looking statement reconciliations 2026 Guidance

Q&A

Appendix

2nd Quarter 2026 Financial Results 22 Disclaimers Non-GAAP Financial Measures This presentation includes the non-GAAP financial measures (including on a forward-looking basis) Adjusted Net Income (Loss), Diluted Adjusted Earnings (Loss) per Share, Annualized Adjusted Return on Equity, and Tangible Book Value per Share. Hippo defines Adjusted Net Income, as net income excluding the impact of certain items that may not be indicative of underlying business trends, operating results, or future outlook, net of tax impact. Hippo calculates the tax impact only on adjustments which would be included in calculating its income tax expense using the estimated tax rate at which the company received a deduction for these adjustments. This non-GAAP measure is an addition, and not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP. Hippo defines Diluted Adjusted Earnings (loss) per Share as adjusted net income (loss) divided by the weighted-average common shares outstanding for the period, reflecting the dilution which could occur if equity-based awards are converted into common share equivalents as calculated using the treasury stock method. Hippo defines Annualized Adjusted Return on Equity as adjusted net income (loss) expressed on an annualized basis as a percentage of average beginning and ending stockholders’ equity during the period. Hippo defines Tangible Book Value Per Share as total stockholders’ equity, less intangible assets and capitalized internal use software, divided by the outstanding number of shares of our common stock at the end of the relevant period. Reconciliations of non-GAAP measures to their most directly comparable GAAP counterparts are included in the Appendix to this presentation. Hippo believes that these non-GAAP measures of financial results (including on a forward- looking basis) provide useful supplemental information to investors about Hippo. Hippo’s management uses forward looking non-GAAP measures to evaluate Hippo’s projected financial and operating performance. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Hippo’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. This presentation also includes certain projections of non-GAAP financial measures. The Company is unable to provide a reconciliation of Adjusted Net Income (Loss) to Net Income (Loss), its most directly comparable GAAP financial measure, on a forward-looking basis without unreasonable effort, because items that impact this GAAP financial measure are not within the Company’s control and/or cannot be reasonably predicted. These items may include, but are not limited to, predicting forward-looking share-based compensation. Such information may have a significant, and potentially unpredictable, impact on the Company’s future financial results.

# Key Operating Metrics

(in millions, except per share data, unaudited)

| | Q1'25 | Q2'25 | Q3'25 | Q4'25 | Q1'26 | Q2'26 | YTD Q2'25 | YTD Q2'26 |
|---|---|---|---|---|---|---|---|---|
| **(in millions, except per share data)** | | | | | | | | |
| Net earned premium | $87.3 | $94.0 | $99.7 | $99.1 | $98.9 | $118.7 | $181.3 | $217.6 |
| Commission income, net | 14.4 | 14.7 | 10.5 | 11.7 | 12.7 | 15.7 | 29.1 | 28.4 |
| Service and fee income | 2.8 | 2.9 | 3.1 | 3.0 | 3.2 | 3.7 | 5.7 | 6.9 |
| Net investment income | 5.8 | 5.7 | 7.3 | 6.6 | 6.7 | 6.6 | 11.5 | 13.3 |
| **Total Revenue** | **$110.3** | **$117.3** | **$120.6** | **$120.4** | **$121.5** | **$144.7** | **$227.6** | **$266.2** |
| | | | | | | | | |
| Net Income (Loss) [1] | (47.7) | 1.3 | 98.1 | 6.0 | 7.1 | 10.1 | (46.4) | 17.2 |
| Adjusted Net Income (Loss) [1] [2] | (35.1) | 17.0 | 18.3 | 17.6 | 17.2 | 21.0 | (18.1) | 38.2 |
| Basic Earnings (Loss) per Share [1] | (1.91) | 0.05 | 3.90 | 0.24 | 0.27 | 0.38 | (1.84) | 0.66 |
| Diluted Earnings (Loss) per Share [1] | (1.91) | 0.05 | 3.77 | 0.23 | 0.27 | 0.38 | (1.84) | 0.65 |
| Diluted Adjusted Earnings (Loss) per Share [1] [2] | (1.41) | 0.65 | 0.70 | 0.67 | 0.65 | 0.79 | (0.72) | 1.45 |
| Net Loss Ratio | 105.9% | 47.0% | 48.0% | 45.9% | 48.0% | 50.4% | 75.5% | 49.3% |
| Expense Ratio | 53.3% | 53.1% | 52.0% | 53.5% | 51.5% | 45.4% | 53.2% | 48.2% |
| Combined Ratio | 159.2% | 100.1% | 100.0% | 99.4% | 99.5% | 95.8% | 128.7% | 97.5% |
| | | | | | | | | |
| Book Value Per Share (BVPS) | $12.83 | $13.02 | $16.64 | $16.97 | $17.23 | $17.65 | $13.02 | $17.65 |
| **Tangible Book Value Per Share (TBVPS) [2]** | **$10.31** | **$10.61** | **$14.37** | **$14.76** | **$15.09** | **$15.56** | **$10.61** | **$15.56** |

(1) Attributable to Hippo

(2) Indicates non-GAAP financial measure; see "Reconciliation of Non GAAP Financial Measures to Their Most Directly Comparable GAAP Financial Measures"

2nd Quarter 2026 Financial Results

23

2nd Quarter 2026 Financial Results 24 Reconciliation of Non-GAAP Metrics (in millions, except share and per share data, unaudited) Q1’25 Q2’25 Q3’25 Q4’25 Q1'26 Q2'26 YTD Q2'25 YTD Q2'26 Net income (loss) attributable to Hippo $ (47.7) $ 1.3 $ 98.1 $ 6.0 $ 7.1 $ 10.1 $ (46.4) $ 17.2 Adjustments Depreciation and amortization 5.6 5.3 4.7 4.8 4.8 4.8 10.9 9.6 Stock-based compensation 7.7 7.9 7.0 6.7 6.5 6.6 15.6 13.1 Fair value adjustments (0.5) 0.3 — (0.4) — — (0.2) — Other one-off transactions (0.2) 1.0 (0.3) 0.5 (1.2) (0.6) 0.8 (1.8) Impairment and restructuring — 1.2 3.8 — — — 1.2 — Realized losses on investments — — — — — 0.1 — 0.1 Gain on sale of a business — — (95.0) — — — — — Tax impact of adjustments — — — — — — — — Adjusted net income (loss) $ (35.1) $ 17.0 $ 18.3 $ 17.6 $ 17.2 $ 21.0 $ (18.1) $ 38.2 Diluted Adjusted Earnings (Loss) Per Share Adjusted net income (loss) $ (35.1) $ 17.0 $ 18.3 $ 17.6 $ 17.2 $ 21.0 $ (18.1) $ 38.2 Weighted-average common shares outstanding, diluted 24,978,901 26,023,780 26,025,069 26,245,980 26,354,271 26,552,111 25,168,442 26,431,819 Diluted Adjusted Earnings (loss) $ (1.41) $ 0.65 $ 0.70 $ 0.67 $ 0.65 $ 0.79 $ (0.72) $ 1.45 Adjusted Net Income (Loss)

2nd Quarter 2026 Financial Results 25 Reconciliation of Non-GAAP Metrics (in millions, except share and per share data, unaudited) Q1’25 Q2’25 Q3’25 Q4’25 Q1'26 Q2'26 YTD Q2'25 YTD Q2'26 Annualized Adjusted net income (loss) $ (140.4) $ 68.0 $ 73.2 $ 70.4 $ 68.8 $ 84.0 $ (36.2) $ 76.4 Average Hippo Stockholders' Equity 342.5 327.7 377.0 428.8 442.4 457.2 347.3 450.9 Annualized Adjusted Return on Equity (41.0%) 20.8% 19.4% 16.4% 15.6% 18.4% (10.4%) 16.9% Tangible Book Value Per Share Hippo Stockholders' Equity $ 322.8 $ 332.5 $ 421.5 $ 436.1 $ 448.7 $ 465.6 $ 332.5 $ 465.6 Less: Intangible assets 16.1 14.3 14.0 13.8 13.6 13.4 14.3 13.4 Less: Capitalized internal use software 47.4 47.2 43.3 43.0 42.3 41.6 47.2 41.6 Tangible stockholders’ equity $ 259.3 $ 271.0 $ 364.2 $ 379.3 $ 392.8 $ 410.6 $ 271.0 $ 410.6 Shares outstanding 25,157,214 25,543,053 25,337,366 25,699,704 26,035,917 26,384,898 25,543,053 26,384,898 Tangible book value per share $ 10.31 $ 10.61 $ 14.37 $ 14.76 $ 15.09 $ 15.56 $ 10.61 $ 15.56 Annualized Adjusted Return on Equity

# Underwriting

hippo

(in millions, unaudited)

## Net Loss, Expense, And Combined Ratio

| | Q1'25 | Q2'25 | Q3'25 | Q4'25 | Q1'26 | Q2'26 | YTD Q2'25 | YTD Q2'26 |
|---|---|---|---|---|---|---|---|---|
| **Net Earned Premium** | **$87.3** | **$94.0** | **$99.7** | **$99.1** | **$98.9** | **$118.7** | **$181.3** | **$217.6** |
| Catastrophe losses | 53.4 | 8.0 | (0.3) | (1.0) | 4.3 | 8.0 | 62.0 | 12.3 |
| Non-catastrophe losses | 39.0 | 36.5 | 47.8 | 46.5 | 43.2 | 51.8 | 74.9 | 95.0 |
| **Loss and loss adjustment expenses** | $92.4 | $44.5 | $47.5 | $45.5 | $47.5 | $59.8 | $136.9 | $107.3 |
| Catastrophe losses | 61.2% | 8.0% | 0.0% | (1.0%) | 4.3% | 6.7% | 34.2% | 5.7% |
| Non-catastrophe losses | 44.7% | 39.0% | 48.0% | 46.9% | 43.7% | 43.7% | 41.3% | 43.6% |
| **Net loss ratio** | **105.9%** | **47.0%** | **48.0%** | **45.9%** | **48.0%** | **50.4%** | **75.5%** | **49.3%** |
| Insurance related expenses | $30.2 | $32.8 | $32.9 | $35.4 | $34.9 | $38.7 | $63.0 | $73.6 |
| Technology and development | 8.1 | 8.1 | 8.0 | 8.3 | 9.4 | 10.1 | 16.2 | 19.5 |
| Sales and marketing | 8.9 | 9.2 | 8.0 | 7.3 | 6.3 | 6.3 | 18.1 | 12.6 |
| General administrative | 16.5 | 17.4 | 16.5 | 16.7 | 16.2 | 18.2 | 33.9 | 34.4 |
| Less: commission income, net and service and fee income | (17.2) | (17.6) | (13.6) | (14.7) | (15.9) | (19.4) | (34.8) | (35.3) |
| **Total net expenses** | **$46.5** | **$49.9** | **$51.8** | **$53.0** | **$50.9** | **$53.9** | **$96.4** | **$104.8** |
| **Expense Ratio** | **53.3%** | **53.1%** | **52.0%** | **53.5%** | **51.5%** | **45.4%** | **53.2%** | **48.2%** |
| **Combined Ratio** | **159.2%** | **100.1%** | **100.0%** | **99.4%** | **99.5%** | **95.8%** | **128.7%** | **97.5%** |
| **Prior accident year developments** | | | | | | | | |
| Loss and loss adjustment expenses | (3.1) | (7.0) | (0.5) | 1.1 | (2.5) | (2.5) | (9.9) | (5.0) |
| Net loss ratio | (3.6%) | (7.4%) | (0.5%) | 1.0% | (2.6%) | (2.1%) | (5.5%) | (2.3%) |
| **Net accident year loss ratio** | 109.5% | 54.4% | 48.5% | 44.9% | 50.6% | 52.5% | 81.0% | 51.6% |
| **Net accident year loss ratio x catastrophe** | 48.3% | 46.4% | 48.5% | 45.9% | 46.3% | 45.8% | 46.8% | 45.9% |

2nd Quarter 2026 Financial Results

26

2nd Quarter 2026 Financial Results 27 Underwriting (in millions, unaudited) Q1’25 Q2’25 Q3’25 Q4’25 Q1'26 Q2'26 YTD Q2'25 YTD Q2'26 Gross Losses and LAE $211.8 $87.8 $100.6 $134.8 $147.2 $191.7 $299.5 $338.9 Gross Earned Premium 222.8 238.5 253.0 272.6 297.3 356.1 461.3 653.3 Gross Loss Ratio 95.1% 36.8% 39.8% 49.4% 49.5% 53.8% 64.9% 51.9% Net Losses and LAE $92.4 $44.5 $47.5 $45.5 $47.5 $59.8 $136.9 $107.3 Net Earned Premium 87.3 94.0 99.7 99.1 98.9 118.7 181.3 217.6 Net Loss Ratio 105.9% 47.0% 48.0% 45.9% 48.0% 50.4% 75.5% 49.3% Gross & Net Loss Ratio

2nd Quarter 2026 Financial Results 28 Q1’25 Q2’25 Q3’25 Q4’25 Q1'26 Q2'26 YTD Q2'25 YTD Q2'26 Gross Written Premium Homeowners $87.1 $100.0 $101.0 $91.0 $87.3 $106.7 $187.1 $194.0 Renters 35.0 44.2 59.3 36.4 40.8 49.6 79.2 90.4 Commercial Multi-Peril 50.7 83.3 66.0 64.9 95.8 137.6 134.0 233.4 Casualty 34.3 64.9 76.3 88.4 100.6 179.5 99.2 280.1 Other 3.8 6.2 8.6 7.2 7.9 8.8 10.0 16.7 Total $210.9 $298.6 $311.2 $287.9 $332.4 $482.2 $509.5 $814.6 Net Written Premium Homeowners $52.7 $63.0 $75.7 $63.5 $60.8 $76.1 $115.7 $136.9 Renters 37.2 19.5 26.4 18.0 10.8 19.4 56.7 30.2 Commercial Multi-Peril 12.5 26.0 13.6 14.1 17.6 50.7 38.5 68.3 Casualty 1.1 1.5 3.7 2.3 12.9 35.0 2.6 47.9 Other (3.2) (3.1) (1.5) (0.7) (0.7) 2.0 (6.3) 1.3 Total $100.3 $106.9 $117.9 $97.2 $101.4 $183.2 $207.2 $284.6 Net Earned Premium Homeowners $61.6 $62.3 $63.9 $63.4 $62.7 $65.6 $123.9 $128.3 Renters 16.6 18.7 18.7 18.4 17.0 18.0 35.3 35.0 Commercial Multi-Peril 6.6 11.9 13.8 15.5 15.9 23.8 18.5 39.7 Casualty 0.5 0.8 3.2 1.6 3.2 10.7 1.3 13.9 Other 2.0 0.3 0.1 0.2 0.1 0.6 2.3 0.7 Total $87.3 $94.0 $99.7 $99.1 $98.9 $118.7 $181.3 $217.6 Premium by Line of Business Underwriting (in millions, unaudited)

Contact Information Charles Sebaski Head of Investor Relations IR@hippo.com